Exhibit 99.2

scansource®

CFO COMMENTARY
Q2 FY 2020

FINANCIAL INFORMATION AND CONFERENCE CALL

Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in conjunction with the Company's SEC filings on Form 10-Q for the quarter ended December 31, 2019. ScanSource will present additional information about its financial results and outlook in a conference call on Tuesday, February 4, 2020 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

SECOND QUARTER SUMMARY

For the quarter, we missed our sales forecast, primarily from lost sales as we reorganized our North American VAR sales team. In addition, we had higher-than-expected declines in our premise-based communications business. Net sales declined 5% Y/Y, primarily from lower sales volumes in North America. This decrease was partially offset by increases for the Intelisys recurring revenue business and the addition of SaaS sales with the acquisition of intY. GAAP diluted EPS of $0.45 includes a higher-than-expected expense for the change in fair value of contingent consideration for Intelisys as a result of better-than-expected actual results.

For the trailing 12-months ending December 31, 2019, we generated strong operating cash flow of $143 million, up from $60 million for the prior-year period.

Q2 FY20 Results:

NET SALES

$989.5 million

Forecast: $1.03 billion to $1.09 billion

NON-GAAP NET SALES
Excluding Planned Divestitures

$833.7 million

Forecast: $880 million to $940 million

GAAP DILUTED EPS

$0.45

Forecast: $0.54 to $0.59

NON-GAAP DILUTED EPS
Excluding Planned Divestitures

$0.77

Forecast: $0.80 to $0.85

Please see Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. In August 2019, ScanSource *announced plans to divest its physical product businesses outside of the United States, Canada and Brazil ("Planned Divestitures").*

scansource.com 1 February 4, 2020

ScanSource, Inc.

CFO COMMENTARY
Q2 FY2020

QUARTERLY HIGHLIGHTS

$ in millions, except EPS	Q2 FY20	Q1 FY20	Q2 FY19	Y/Y Change
Net sales	$989.5	$1,006.9	$1,046.0	-5%
Non-GAAP net sales	$833.7	$851.4	$872.4	-4%
Gross profit	$113.9	$112.1	$120.5	-5%
Gross profit margin %	11.5%	11.1%	11.5%	-1 bps
Non-GAAP gross profit	$98.4	$98.7	$103.5	-5%
Non-GAAP gross profit margin %,	11.8%	11.6%	11.9%	-6 bps
Operating income	$18.5	$18.6	$29.7	-38%
Operating income %	1.9%	1.8%	2.8%	-97 bps
Non-GAAP operating income	$28.6	$27.5	$34.6	-17%
Non-GAAP operating income %	3.4%	3.2%	4.0%	-54 bps
GAAP net income	$11.4	$11.5	$20.0	-43%
Non-GAAP net income	$19.5	$18.5	$24.7	-21%
GAAP diluted EPS	$0.45	$0.45	$0.78	-42%
Non-GAAP diluted EPS	$0.77	$0.72	$0.96	-20%

- Net sales of $989.5 million (-5% Y/Y)
  - Non-GAAP net sales, which exclude Planned Divestitures, of $833.7 million (-4% Y/Y)
  - Organic growth down 5% Y/Y, principally from lower sales volumes in North America
- Gross profit margin of 11.5% (down 1 bp Y/Y) and non-GAAP gross profit margin of 11.8% (down 6 bps Y/Y)
- Operating income margin of 1.9% and non-GAAP operating income margin of 3.4%
  - SG&A includes investments for our recurring revenue and services-based businesses
- GAAP diluted EPS of $0.45 and non-GAAP diluted EPS of $0.77

Organic growth, a non-GAAP measure, reflects reported sales growth, excluding Planned Divestitures less impacts from foreign currency translation and acquisitions. Non-GAAP net sales and non-GAAP gross profit exclude Planned Divestitures. Non-GAAP operating income, non-GAAP net income, and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, acquisition/divestiture costs, impact of Planned Divestitures, and other non-GAAP items.

scansource.com 2 February 4, 2020

ScanSource, Inc.

CFO COMMENTARY
Q2 FY2020

WORLDWIDE BARCODE, NETWORKING & SECURITY

$ in millions	Q2 FY20	Q1 FY20	Q2 FY19
Net sales	$686.2	$697.8	$701.6
Non-GAAP net sales	$575.0	$581.2	$579.3
Gross profit	$60.1	$58.3	$64.8
Gross profit margin %	8.8%	8.4%	9.2%
Non-GAAP gross profit	$51.1	$50.3	$54.8
Non-GAAP gross profit margin %	8.9%	8.7%	9.5%
Operating income	$14.1	$12.0	$18.6
Operating income %	2.1%	1.7%	2.7%
Non-GAAP operating income	$15.3	$13.1	$18.1
Non-GAAP operating income %	2.7%	2.3%	3.1%



Net Sales, $ in millions
Y/Y Growth -2.2%
Y/Y Organic Growth -0.4%
$800
$700
$600
$500
$400
$300
$122
$100
$107
$117
$111
$580
$497
$529
$581
$575
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Planned Divestitures
Continuing Operations

- Net sales of $686.2 million, down 2.2% Y/Y
  - Organic growth down 0.4% Y/Y
  - Lower sales volumes in North America
  - Growth in mobile computing and in payments
- Gross profit margin of 8.8% (down 48 bps) and non-GAAP gross profit margin of 8.9% (down 57 bps)
  - Higher vendor program recognition in prior year quarter
- Operating income margin of 2.1% (down 60 bps) and non-GAAP operating income margin of 2.7% (down 47 bps)

Organic growth, a non-GAAP measure, reflects reported sales growth, excluding Planned Divestitures less impacts from foreign currency translation and acquisitions. Non-GAAP net sales and non-GAAP gross margin exclude Planned Divestitures. Non-GAAP operating income excludes amortization of intangibles, impact of Planned Divestitures, and restructuring costs.

scansource.com 3 February 4, 2020

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2020

WORLDWIDE COMMUNICATIONS & SERVICES

$ in millions	Q2 FY20	Q1 FY20	Q2 FY19
Net sales	$303.3	$309.1	$344.4
Non-GAAP net sales	$258.7	$270.2	$293.1
Gross profit	$53.7	$53.8	$55.7
Gross profit margin	17.7%	17.4%	16.2%
Non-GAAP gross profit	$47.3	$48.4	$48.7
Non-GAAP gross profit margin %	18.3%	17.9%	16.6%
Operating income	$5.6	$7.4	$11.5
Operating income %	1.8%	2.4%	3.4%
Non-GAAP operating income	$13.3	$14.2	$16.4
Non-GAAP operating income %	5.1%	5.3%	5.6%

Net Sales, $ in millions

Y/Y Growth -11.9%
Y/Y Organic Growth -14%


$400
$300
$200
$100
$-
$51
$40
$43
$39
$45
$293
$256
$282
$270
$259
Q2'19 Q3'19 Q4'19 Q1'20 Q2'20
Planned Divestitures
Continuing Operations

- Net sales of $303.3 million, down 11.9% Y/Y
  - Lower sales in the premise-based communications business in North America
  - Intelisys net sales increased 19% Y/Y
  - Addition of $11 million of SaaS sales from the intY acquisition
- Gross profit margin of 17.7% (up 156 bps) and non-GAAP gross margin of 18.3% (up 165 bps)
  - More favorable mix from Intelisys recurring revenue
- Operating income margin of 1.8% (down 151 bps); non-GAAP operating income margin of 5.1% (down 47 bps)
  - Investments for our recurring revenue and services-based businesses

Organic growth, a non-GAAP measure, reflects reported sales growth, excluding Planned Divestitures less impacts from foreign currency translation and acquisitions. Non-GAAP net sales and non-GAAP gross margin exclude Planned Divestitures. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration, impact of Planned Divestitures, and restructuring costs.

scansource.com 4 February 4, 2020

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2020

WORKING CAPITAL

$ in millions	Q2 FY20	Q1 FY20	Q2 FY19
Accounts receivable (Q/E)	$645.3	$706.4	$673.6
Days sales outstanding in receivables*	59	63	58
Inventory (Q/E)	$743.0	$715.2	$704.4
Inventory turns	4.8	5.1	5.4
Accounts payable (Q/E)	$672.9	$656.2	$604.6
Paid for inventory days*	13.8	11.8	13.2
Working capital (Q/E) (AR+INV–AP)	$715.3	$765.5	$773.4

* Excludes the impact of Intelisys for all periods; paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $715.3 million, down 7% Q/Q and down 8% Y/Y
  - Lower level of working capital investment
  - Working capital at 12/31/19 for the Planned Divestitures decreased to $167.4 million, down $37.5 million from $204.9 million at 6/30/19
- Days sales outstanding in receivables of 59 days
- Inventory turns of 4.8x; slower-than-expected range
  - Inventory up 4% Q/Q and 5% Y/Y
- Paid for inventory days of 13.8 reflect timing of accounts payable

scansource.com 5 February 4, 2020

ScanSource, Inc.

CFO COMMENTARY
Q2 FY2020

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

$ in millions	Q2 FY20	Q1 FY20	Q2 FY19
Adjusted EBITDA (QTR)*	$33.1	$31.9	$39.1
Adjusted ROIC (QTR)*	9.9%	9.6%	12.7%
Operating cash flow (QTR)	$71.1	$47.0	($57.5)
Operating cash flow, trailing 12 months	$142.7	$14.2	$60.3
Cash and cash equivalents (Q/E)	$42.0	$25.9	$22.7
Debt (Q/E)	$357.7	$370.3	$372.4
Net debt to adjusted EBITDA, trailing 12 months*	2.3x	2.4x	2.4x
Shares repurchased – # of shares (QTR)	--	168,094	9,387
Shares repurchased – dollars (QTR)	--	$5.4	$0.3
Remaining share repurchase authorization (as of Q/E)	--	--	$99.4

* Excludes non-GAAP adjustments and change in fair value of contingent consideration

- Adjusted EBITDA of $33.1 million, down 15% Y/Y, primarily from lower sales volumes and our acquisition investments
- Adjusted return on invested capital of 9.9% for the quarter
- Operating cash flow of $71.1 million for the quarter and $142.7 million for the trailing 12 months
  - Earnings from our business and lower working capital Q/Q
- Cash and cash equivalent balances of $42 million at 12/31/19, including $28 million held outside of the U.S.
- Net debt to trailing 12-month adjusted EBITDA is 2.3x (target range: 1.5x to 2.5x)

scansource.com 6 February 4, 2020

ScanSource, Inc.

CFO COMMENTARY
Q2 FY2020

Q3 FY20 OUTLOOK

For the quarter ending March 31, 2020:

GAAP NET SALES

Forecast Range:
$865 million to
$915 million

Q3 FY19: Net sales $893 million

GAAP DILUTED EPS

Forecast Range:
$0.16 to $0.26
per share

Q3 FY19: GAAP diluted EPS $0.45

NON-GAAP NET SALES
Excluding Planned Divestitures

Forecast Range:
$725 million to
$775 million

Q3 FY19: Net sales excluding Planned Divestitures $753 million

NON-GAAP DILUTED EPS
Excluding Planned Divestitures

Forecast: Range
$0.44 to $0.54
per share

Q3 FY19: Non-GAAP diluted EPS excluding Planned Divestitures $0.80

- Outlook as of February 4, 2020
- Excludes operating results for Planned Divestitures (physical product distribution businesses in Europe, UK, Mexico, Colombia, Chile, Peru and Miami-based export operations)
- Non-GAAP diluted EPS exclude amortization of intangible assets, change in fair value of contingent consideration, impact of Planned Divestitures, restructuring costs, and divestiture costs
- Forecast midpoint reflects a 10% quarter-over-quarter decline, in line with our seasonal historical trends, and a 1% year-over-year organic sales decline
- Reflects a FX rate of $0.24 to R$1.00 for the Brazilian real (R$4.17 to $1)
- Expects foreign currency translation to negatively impact non-GAAP net sales by approximately $8 million
- Assumes interest expense will be approximately $3.3 million for Q3 FY20
- Assumes an effective tax rate excluding Planned Divestitures of 25% to 26% for Q3 FY20, excluding discrete items

scansource.com 7 February 4, 2020

ScanSource, Inc. CFO COMMENTARY Q2 FY2020 FORWARD-LOOKING STATEMENTS Although ScanSource believes the expectations in its forward-looking statements This CFO Commentary contains certain are reasonable, it cannot guarantee future comments that are “forward-looking” results, levels of activity, performance or statements, including statements about achievement. ScanSource disclaims any expected sales, Planned Divestitures, GAAP obligation to update or revise any forward- diluted earnings per share (“EPS”), non-GAAP looking statements, whether as a result of new diluted EPS, operating cash flow, foreign information, future events, or otherwise, currency rates, tax rates and interest expense except as may be required by law. that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future NON-GAAP FINANCIAL INFORMATION events and other statements that are not In addition to disclosing results that are descriptions of historical facts. Forward- determined in accordance with United States looking information is inherently subject to Generally Accepted Accounting Principles risks and uncertainties. (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP Any number of factors could cause actual operating income, non-GAAP operating results to differ materially from anticipated or income margin, non-GAAP net income, non- forecasted results, including but not limited to, GAAP diluted EPS, non-GAAP net sales, non- our ability to complete the Planned GAAP gross profit, non-GAAP gross margin, Divestitures on acceptable terms or at all, adjusted EBITDA, ROIC and net sales changes in our operating strategy, changes in excluding the Planned Divestitures less interest and exchange rates and regulatory impacts from foreign currency translation and regimes impacting our international acquisitions (organic growth). A reconciliation operations, the impact of tax reform laws, the of the Company's non-GAAP financial failure of acquisitions to meet our information to GAAP financial information is expectations, the failure to manage and provided in the Appendix and in the implement our organic growth strategy, credit Company’s Form 8-K, filed with the SEC, with risks involving our larger customers and the quarterly earnings press release for the vendors, termination of our relationship with period indicated. key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2019, filed with the Securities and Exchange Commission (“SEC”). scansource.com 8 February 4, 2020

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR

($ in thousands)

Quarter ended December 31, 2019	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition & divestiture costs (a)	Restructuring costs	Tax recovery, net	Impact of Planned Divestitures	Non-GAAP measure
Net sales	$ 989,503	$ —	$ —	$ —	$ —	$ —	$ (155,767)	$ 833,736
Gross profit	113,884	—	—	—	—	—	(15,471)	98,413
Operating income	18,497	5,631	3,176	1,151	490	—	(371)	28,574
Other expense, net	2,777	—	—	—	—	—	(238)	2,539
Pre-tax income	15,720	5,631	3,176	1,151	490	—	(133)	26,035
Net income	11,366	4,289	2,401	1,151	378	—	(121)	19,464
Diluted EPS	$ 0.45	$ 0.17	$ 0.09	$ 0.05	$ 0.01	$ —	$ —	$ 0.77

($ in thousands)

Quarter ended September 30, 2019	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition & divestiture costs (a)	Restructuring costs	Tax recovery, net (b)	Impact of Planned Divestitures	Non-GAAP measure
Net sales	$ 1,006,927	$ —	$ —	$ —	$ —	$ —	$ (155,516)	$ 851,411
Gross profit	112,099	—	—	—	—	—	(13,397)	98,702
Operating income	18,605	4,962	2,472	757	169	—	507	27,472
Other expense, net	3,024	—	—	—	—	—	(140)	2,884
Pre-tax income	15,581	4,962	2,472	757	169	—	647	24,588
Net income	11,530	3,746	1,869	757	128	—	444	18,474
Diluted EPS	$ 0.45	$ 0.15	$ 0.07	$ 0.03	$ —	$ —	$ 0.02	$ 0.72

($ in thousands)

Quarter ended December 31, 2018	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition & divestiture costs (a)	Restructuring costs	Tax recovery, net	Impact of Planned Divestitures	Non-GAAP measure
Net sales	$ 1,046,021	$ —	$ —	$ —	$ —	$ —	$ (173,611)	$ 872,410
Gross profit	120,478	—	—	—	—	—	(16,998)	103,480
Operating income	29,706	4,700	1,850	414	—	—	(2,102)	34,568
Other expense, net	3,056	—	—	—	—	—	(513)	2,543
Pre-tax income	26,650	4,700	1,850	414	—	—	(1,588)	32,026
Net income	19,982	3,567	1,408	414	—	—	(650)	24,721
Diluted EPS	$ 0.78	$ 0.14	$ 0.05	$ 0.02	$ —	$ —	$ (0.03)	$ 0.96

(a) Acquisition costs are generally nondeductible for tax purposes

(b) Reflects adjustments to the one-time charge from the estimated impact of the inclusion of foreign earnings and revaluations of deferred tax assets and liabilities, as a result of tax reform laws enacted in the United States and Belgium in December 2017

scansource.com 9 February 4, 2020

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) - QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended December 31, 2019:			
Q2 FY20 net sales, as reported	$ 686,237	$ 303,266	$ 989,503
Planned Divestitures	(111,237)	(44,530)	(155,767)
Q2 FY20 net sales, excluding Planned Divestitures	$ 575,000	$ 258,736	$ 833,736
Foreign exchange impact (a)	1,799	5,187	6,986
Less: Acquisitions	—	(12,036)	(12,036)
Q2 FY20 net sales, constant currency excluding Planned Divestitures and acquisitions (non-GAAP)	$ 576,799	$ 251,887	$ 828,686
Q2 FY19 net sales, as reported	$ 701,639	$ 344,382	$ 1,046,021
Planned Divestitures	(122,326)	(51,285)	(173,611)
Q2 FY19 net sales, excluding Planned Divestitures	$ 579,313	$ 293,097	$ 872,410
Less: Acquisitions	—	(98)	(98)
Q2 FY19 net sales, excluding Planned Divestitures and acquisitions (non-GAAP)	$ 579,313	$ 292,999	$ 872,312
Y/Y % Change:			
As reported	**(2.20)%**	**(11.94)%**	**(5.40)%**
Excluding Planned Divestitures	**(0.74)%**	**(11.72)%**	**(4.43)%**
Constant currency, excluding Planned Divestitures and acquisitions (organic growth)	**(0.43)%**	**(14.03)%**	**(5.00)%**

(a) Yea-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended December 31, 2019 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended December 31, 2018

scansource.com 10 February 4, 2020

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - QTR

($ in thousands)

	Quarter Ended December 31, 2019					
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Restructuring costs	Impact of Planned Divestitures	Non-GAAP measure
Worldwide Barcode, NW & Security:						
Net sales	$ 686,237	—	—	—	(111,237)	$ 575,000
Gross Profit	$ 60,136	—	—	—	(9,003)	$ 51,133
Gross profit margin %	8.76%	—	—	—	8.09 %	8.89%
Operating income	$ 14,076	1,968	—	—	(735)	$ 15,309
Operating income margin %	2.05%	—	—	—	0.66 %	2.66%
Worldwide Communications & Services:						
Net sales	$ 303,266	—	—	—	(44,530)	$ 258,736
Gross Profit	$ 53,748	—	—	—	(6,467)	$ 47,281
Gross profit margin %	17.72%	—	—	—	14.52 %	18.27%
Operating income	$ 5,572	3,664	3,176	490	364	$ 13,266
Operating income margin %	1.84%	—	—	—	(0.82)%	5.13%
FY20 YTD Consolidated:						
Net sales	$ 1,996,430	—	—	—	(311,282)	$ 1,685,148
Gross Profit	$ 225,983	—	—	—	(28,867)	$ 197,116
Gross profit margin %	11.32%	—	—	—	9.27 %	11.70%
Operating income	$ 37,101	10,593	5,649	2,568	136	$ 56,047
Operating income margin %	1.86%	—	—	—	(0.04)%	3.33%

($ in thousands)

	Quarter Ended September 30, 2019					
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Restructuring costs	Impact of Planned Divestitures	Non-GAAP measure
Worldwide Barcode, NW & Security:						
Net sales	$ 697,791	—	—	—	(116,603)	$ 581,188
Gross Profit	$ 58,271	—	—	—	(7,982)	$ 50,289
Gross profit margin %	8.35%	—	—	—	6.85 %	8.65%
Operating income	$ 11,992	1,968	—	—	(899)	$ 13,061
Operating income margin %	1.72%	—	—	—	0.77 %	2.25%
Worldwide Communications & Services:						
Net sales	$ 309,136	—	—	—	(38,913)	$ 270,223
Gross Profit	$ 53,828	—	—	—	(5,415)	$ 48,413
Gross profit margin %	17.41%	—	—	—	13.92 %	17.92%
Operating income	$ 7,370	2,994	2,472	—	1,406	$ 14,242
Operating income margin %	2.38%	—	—	—	(3.61)%	5.27%

scansource.com 11 February 4, 2020

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - QTR, continued

($ in thousands)	Quarter Ended December 31, 2018					
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Restructuring costs	Impact of Planned Divestitures	Non-GAAP measure
Worldwide Barcode, NW & Security:						
Net sales	$ 701,639	—	—	—	(122,326)	$ 579,313
Gross Profit	$ 64,825	—	—	—	(10,047)	$ 54,778
Gross profit margin %	9.24%	—	—	—	8.21 %	9.46%
Operating income	$ 18,581	1,854	—	—	(2,292)	$ 18,143
Operating income margin %	2.65%	—	—	—	1.87 %	3.13%
Worldwide Communications & Services:						
Net sales	$ 344,382	—	—	—	(51,285)	$ 293,097
Gross Profit	$ 55,653	—	—	—	(6,951)	$ 48,702
Gross profit margin %	16.16%	—	—	—	13.55 %	16.62%
Operating income	$ 11,539	2,846	1,850	—	190	$ 16,425
Operating income margin %	3.35%	—	—	—	(0.37)%	5.60%

scansource.com 12 February 4, 2020

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)	Q2 FY20	Q1 FY20	Q4 FY19	Q3 FY19	Q2 FY19
Adjusted return on invested capital (ROIC), annualized (a)	**9.9%**	**9.6%**	**11.1%**	**11.4%**	**12.7%**
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 11,366	$ 11,530	$ 11,578	$ 11,715	$ 19,982
Plus:					
Interest expense	3,751	3,792	3,966	3,670	3,119
Income taxes	4,354	4,051	4,660	4,080	6,668
Depreciation and amortization	9,700	9,189	9,053	9,363	8,935
EBITDA	29,171	28,562	29,257	28,828	38,704
Adjustments:					
Change in fair value of contingent consideration	3,176	2,472	3,665	5,101	1,850
Acquisition and divestiture costs	1,151	757	230	222	414
Restructuring costs	490	169	483	456	—
Impact of Planned Divestitures	(870)	(76)	1,449	854	(1,864)
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	**$ 33,118**	**$ 31,884**	**$ 35,084**	**$ 35,461**	**$ 39,104**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 905,751	$ 914,129	$ 911,063	$ 899,503	$ 877,897
Equity - end of quarter	927,580	905,751	914,129	911,063	899,503
Adjustments:					
Change in fair value of contingent consideration, net of tax	2,401	1,869	2,780	3,619	1,408
Acquisition and divestiture costs	1,151	757	230	222	414
Restructuring costs, net of tax	378	128	342	334	—
Tax recovery, net and related interest income, net of tax	—	—	(387)	—	—
Impact of Planned Divestitures, net of tax	(121)	444	3,918	1,181	(650)
Average equity	918,570	911,539	916,040	907,961	889,286
Average funded debt (b)	411,614	407,306	355,932	357,443	333,138
Invested capital (denominator for ROIC) (non-GAAP)	**$ 1,330,184**	**$ 1,318,845**	**$ 1,271,972**	**$ 1,265,404**	**$ 1,222,424**

(a) calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt

scansource.com 13 February 4, 2020

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)	Q2 FY20	Q1 FY20	Q4 FY19	Q3 FY19	Q2 FY19
Debt (Q/E)	$ 357,745	$ 370,330	$ 360,506	$ 347,672	$ 372,410
Less: Cash and cash equivalents (Q/E)	(42,005)	(25,877)	(23,818)	(20,400)	(22,749)
Net debt (Q/E)	**$ 315,740**	**$ 344,453**	**$ 336,688**	**$ 327,272**	**$ 349,661**
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 11,366	$ 11,530	$ 11,578	$ 11,715	$ 19,982
Plus:					
Interest expense	3,751	3,792	3,966	3,670	3,119
Income taxes	4,354	4,051	4,660	4,080	6,668
Depreciation and amortization	9,700	9,189	9,053	9,363	8,935
EBITDA	29,171	28,562	29,257	28,828	38,704
Adjustments:					
Change in fair value of contingent consideration	3,176	2,472	3,665	5,101	1,850
Acquisition and divestiture costs	1,151	757	230	222	414
Restructuring costs	490	169	483	456	—
Impact of Planned Divestitures	(870)	(76)	1,449	854	(1,864)
Adjusted EBITDA (non-GAAP)	$ 33,118	$ 31,884	$ 35,084	$ 35,461	$ 39,104
Adjusted EBITDA, TTM (a)	**$ 135,548**	**$ 141,533**	**$ 146,549**	**$ 149,660**	**$ 147,970**
Net Debt / Adjusted EBITDA, TTM (a)	**2.3x**	**2.4x**	**2.3x**	**2.2x**	**2.4x**

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 14 February 4, 2020

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Impact of Planned Divestitures

($ in thousands)	Q2 FY20	Q1 FY20	Q4 FY19	Q3 FY19	Q2 FY19
Net sales, reported (GAAP)	$ 989,503	$ 1,006,927	$ 960,833	$ 893,357	$ 1,046,021
Less: Planned Divestitures	(155,767)	(155,516)	(149,336)	(140,510)	(173,611)
Non-GAAP net sales, excl. Planned Divestitures	**833,736**	**851,411**	**811,497**	**752,847**	**872,410**
Gross profit, reported (GAAP)	113,884	112,099	109,864	110,016	120,478
Less: Planned Divestitures	(15,741)	(13,397)	(13,157)	(14,208)	(16,998)
Non-GAAP gross profit	**98,143**	**98,702**	**96,707**	**95,808**	**103,480**
Gross profit margin %	11.51%	11.13%	11.43%	12.31%	11.52%
Non-GAAP gross profit margin %	11.77%	11.59%	11.92%	12.73%	11.86%
Operating income, reported (GAAP)	18,497	18,605	20,022	18,804	29,706
Adjustments:					
Intangible amortization expense	5,631	4,962	5,024	5,005	4,700
Change in fair value of contingent consideration	3,176	2,472	3,665	5,101	1,850
Acquisition costs	11	403	230	222	414
Divestiture costs	1,140	354	—	—	—
Restructuring costs	490	169	483	592	—
Impact of Planned Divestitures, loss (income)	(371)	507	1,456	898	(2,102)
Non-GAAP operating income	**$ 28,574**	**$ 27,472**	**$ 30,880**	**$ 30,622**	**$ 34,568**
Operating income margin %	1.87%	1.85%	2.08%	2.10%	2.84%
Non-GAAP operating income margin %	3.43%	3.23%	3.81%	4.07%	3.96%
Working capital					
Accounts receivable, reported (GAAP)	$ 645,270	$ 706,428	$ 654,983	$ 597,349	$ 673,631
Less: Planned Divestitures	(131,513)	(138,372)	(131,446)	(114,187)	(134,137)
Accounts receivable, excluding Planned Divestitures	513,757	568,056	523,539	483,162	539,494
Inventory, reported (GAAP)	742,979	715,224	697,343	760,711	704,444
Less: Planned Divestitures	(121,833)	(115,580)	(143,263)	(145,413)	(124,852)
Inventory, excluding Planned Divestitures	621,146	599,644	554,080	615,298	579,592
Accounts payable, reported (GAAP)	672,906	656,150	558,101	585,121	604,630
Less: Planned Divestitures	(85,949)	(74,407)	(69,810)	(92,057)	(79,704)
Accounts payable, excluding Planned Divestitures	586,957	581,743	488,291	493,064	524,926
Working capital, reported GAAP	715,343	765,502	794,225	772,939	773,445
Less: Planned Divestitures	(167,397)	(179,545)	(204,897)	(167,543)	(179,285)
Working capital, excluding Planned Divestitures	**$ 547,946**	**$ 585,957**	**$ 589,328**	**$ 605,396**	**$ 594,160**

scansource.com 15 February 4, 2020

ScanSource, Inc. CFO COMMENTARY Q2 FY2020 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Forecasted Range for Q3 FY20 Outlook Excluding Planned Divestitures Forecast for Quarter ending ($ in thousands) March 31, 2020 Range Low Range High Net sales, reported $ 865,000 $ 915,000 Adjustments: Net sales for Planned Divestitures (140,000) (140,000) Non-GAAP net sales, excluding Planned Divestitures $ 725,000 $ 775,000 GAAP diluted EPS $ 0.16 $ 0.26 Adjustments: Amortization of intangible assets 0.16 0.16 Change in fair value of contingent consideration 0.06 0.06 Impact of Planned Divestitures (a) 0.03 0.03 Other (restructuring costs and divestiture costs) 0.03 0.03 Non-GAAP diluted EPS $ 0.44 $ 0.54 (a) reflects operating results for Planned Divestitures and does not include any non-cash charges from write-downs or losses associated with a sale or liquidation of the businesses and their assets scansource.com 16 February 4, 2020